UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________

Date of Report (Date of earliest event reported): April 7, 2006

CENUCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-25900	75-2228820
(State or Other Jurisdiction	Commission File	IRS Employer
of Incorporation)	Number)	Identification No.)

2000 Lenox Drive, Suite 202, Lawrenceville, New Jersey 08648

(Address of Principal Executive Offices)

609-219-0930

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 7, 2006, Cenuco, Inc. (the “Registrant”), Prencen, LLC and Highgate House Funds, Ltd. entered into Amendment No. 1 to that certain Amended and Restated Registration Rights Agreement, dated as of November 16, 2005 (the “Registration Rights Agreement”). The Registration Rights Agreement was filed by the Registrant with the Securities and Exchange Commission (the “Commission”) as Exhibit 10.7 to the Current Report on Form 8-K dated November 21, 2005. Amendment No. 1 to the Registration Rights Agreement provides that the Issuer will file a registration statement on Form S-1 with the Commission for the resale of the shares of the Registrant’s common stock subject thereto no later than June 30, 2006. The foregoing description of the Amendment No. 1 is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description of Exhibit

10.1

Amendment No. 1, dated as of March 1, 2006, to that certain Amended and Restated Registration Rights Agreement, dated as of November 16, 2005, by and among Cenuco, Inc., Prencen, LLC and Highgate House Funds, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2006	CENUCO, INC.
	By:	/s/ Joseph A. Falsetti
Joseph A. Falsetti
President and Chief Executive Office